MORGAN STANLEY INSTITUTIONAL
FUND, INC.

ARTICLES SUPPLEMENTARY

            MORGAN STANLEY
INSTITUTIONAL FUND, INC., a Maryland
corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:

            FIRST:  The Corporation is
registered as an open-end investment company under the Investment Company Act of 1940.

            SECOND:  The Board of
Directors of the Corporation (the "Board of
Directors"), at a meeting duly convened and held on September 17, 2014, adopted resolutions which: (i) increased the total number of shares of stock which the Corporation has authority to issue to sixty-three billion (63,000,000,000) shares of common stock; (ii) established one (1) additional portfolio of common stock consisting of four classes, designated as Emerging Markets
Leaders Portfolio - Class I, Emerging Markets
Leaders Portfolio - Class A, Emerging
Markets Leaders Portfolio - Class L and
Emerging Markets Leaders Portfolio -
Class IS; and (iii) classified 500,000,000 shares of common stock as shares of Emerging
Markets Leaders Portfolio - Class I,
1,000,000,000 shares of common stock as
shares of Emerging Markets Leaders Portfolio
- Class A, 500,000,000 shares of common
stock as shares of Emerging Markets Leaders
Portfolio - Class L and 500,000,000 shares of common stock as shares of Emerging Markets
Leaders Portfolio - Class IS.

            THIRD:  The terms applicable
to the classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the "Charter").

            FOURTH:  As of immediately
before the increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was sixty billion five hundred million (60,500,000,000) shares of common stock, having an aggregate par value of sixty-five million five hundred thousand dollars ($65,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS

NUMBER OF
 SHARES OF
COMMON S
TOCK
CLASSIFIED
 AND
ALLOCATE
D





Active International
Allocation Portfolio - Class I

500,000,000
shares

Active International
Allocation Portfolio -
Class A

1,000,000,000
shares

Active International
Allocation Portfolio -
Class L

500,000,000
shares

Advantage Portfolio -
Class I

500,000,000
shares

Advantage Portfolio -
Class A

1,000,000,000
shares

Advantage Portfolio -
Class L

500,000,000
shares

Advantage Portfolio -
Class IS

500,000,000
shares

Asian Equity Portfolio -
Class I

500,000,000
shares

Asian Equity Portfolio -
Class A

1,000,000,000
shares

Asian Equity Portfolio -
Class L

500,000,000
shares

Emerging Markets Domestic
Debt Portfolio - Class I+

500,000,000
shares

Emerging Markets Domestic
Debt Portfolio - Class A+

1,000,000,000
shares

Emerging Markets Domestic
Debt Portfolio - Class L+

500,000,000
shares

Emerging Markets Domestic
Debt Portfolio - Class IS+

500,000,000
shares

Emerging Markets External
Debt Portfolio - Class I

500,000,000
shares

Emerging Markets External
Debt Portfolio - Class A

1,000,000,000
shares

Emerging Markets External
Debt Portfolio - Class L

500,000,000
shares

Emerging Markets External
Debt Portfolio - Class IS

500,000,000
shares

Emerging Markets Portfolio
- Class I

500,000,000
shares

Emerging Markets Portfolio
- Class A

1,000,000,000
shares

Emerging Markets Portfolio
- Class L

500,000,000
shares

Emerging Markets Portfolio
- Class IS

500,000,000
shares

Frontier Emerging Markets
Portfolio - Class I

500,000,000
shares

Frontier Emerging Markets
Portfolio - Class A

1,000,000,000
shares

Frontier Emerging Markets
Portfolio - Class L

500,000,000
shares

Global Advantage Portfolio -
Class I

500,000,000
shares

Global Advantage Portfolio -
Class A

1,000,000,000
shares

Global Advantage Portfolio -
Class L

500,000,000
shares

Global Discovery Portfolio -
Class I

500,000,000
shares

Global Discovery Portfolio -
Class A

1,000,000,000
shares

Global Discovery Portfolio -
Class L

500,000,000
shares

Global Franchise Portfolio -
Class I

500,000,000
shares

Global Franchise Portfolio -
Class A

1,000,000,000
shares

Global Franchise Portfolio -
Class L

500,000,000
shares

Global Insight Portfolio -
Class I

500,000,000
shares

Global Insight Portfolio -
Class A

500,000,000
shares

Global Insight Portfolio -
Class L

500,000,000
shares

Global Opportunity Portfolio
- Class I

500,000,000
shares

Global Opportunity Portfolio
- Class A

1,000,000,000
shares

Global Opportunity Portfolio
- Class L

500,000,000
shares

Global Opportunity Portfolio
- Class IS

500,000,000
shares

Global Quality Portfolio -
Class I

500,000,000
shares

Global Quality Portfolio -
Class A

500,000,000
shares

Global Quality Portfolio -
Class L

500,000,000
shares

Global Quality Portfolio -
Class IS

500,000,000
shares

Global Real Estate Portfolio
- Class I

500,000,000
shares

Global Real Estate Portfolio
- Class A

1,000,000,000
shares

Global Real Estate Portfolio
- Class L

500,000,000
shares

Global Real Estate Portfolio
- Class IS

500,000,000
shares

Growth Portfolio - Class I

500,000,000
shares

Growth Portfolio - Class A

1,000,000,000
shares

Growth Portfolio - Class L

500,000,000
shares

Growth Portfolio - Class IS

500,000,000
shares

Insight Portfolio - Class I

500,000,000
shares

Insight Portfolio - Class A

500,000,000
shares

Insight Portfolio - Class L

500,000,000
shares

International Advantage
Portfolio - Class I

500,000,000
shares

International Advantage
Portfolio - Class A

1,000,000,000
shares

International Advantage
Portfolio - Class L

500,000,000
shares

International Equity
Portfolio - Class I

500,000,000
shares

International Equity
Portfolio - Class A

1,000,000,000
shares

International Equity
Portfolio - Class L

500,000,000
shares

International Equity
Portfolio - Class IS

500,000,000
shares

International Opportunity
Portfolio - Class I

500,000,000
shares

International Opportunity
Portfolio - Class A

1,000,000,000
shares

International Opportunity
Portfolio - Class L

500,000,000
shares

International Opportunity
Portfolio - Class IS

500,000,000
shares

International Real Estate
Portfolio - Class I

500,000,000
shares

International Real Estate
Portfolio - Class A

500,000,000
shares

International Real Estate
Portfolio - Class H

500,000,000
shares

International Real Estate
Portfolio - Class L

500,000,000
shares

International Real Estate
Portfolio - Class IS

500,000,000
shares

International Small Cap
Portfolio - Class I

1,000,000,000
shares

International Small Cap
Portfolio - Class A

1,000,000,000
shares

International Small Cap
Portfolio - Class L

500,000,000
shares

Multi-Asset Portfolio -
Class I

500,000,000
shares

Multi-Asset Portfolio -
Class A

1,000,000,000
shares

Multi-Asset Portfolio -
Class L

500,000,000
shares

Opportunity Portfolio -
Class I

500,000,000
shares

Opportunity Portfolio -
Class A

1,000,000,000
shares

Opportunity Portfolio -
Class L

500,000,000
shares

Opportunity Portfolio -
Class IS

500,000,000
shares

Select Global Infrastructure
Portfolio - Class I

500,000,000
shares

Select Global Infrastructure
Portfolio - Class A

1,000,000,000
shares

Select Global Infrastructure
Portfolio - Class L

500,000,000
shares

Select Global Infrastructure
Portfolio - Class IS

500,000,000
shares

Small Company Growth
Portfolio - Class I

500,000,000
shares

Small Company Growth
Portfolio - Class A

1,000,000,000
shares

Small Company Growth
Portfolio - Class L

500,000,000
shares

Small Company Growth
Portfolio - Class IS

500,000,000
shares

Total Emerging Markets
Portfolio - Class I

500,000,000
shares

Total Emerging Markets
Portfolio - Class A

1,000,000,000
shares

Total Emerging Markets
Portfolio - Class L

500,000,000
shares

U.S. Real Estate Portfolio -
Class I

500,000,000
shares

U.S. Real Estate Portfolio -
Class A

1,000,000,000
shares

U.S. Real Estate Portfolio -
Class L

500,000,000
shares

U.S. Real Estate Portfolio -
Class IS

500,000,000
shares

Total

60,500,000,000
shares



+ 	The par value of all shares of
common stock of all portfolios
and classes that the Corporation
has authority to issue is $0.001
per share, with the exception of
the shares of common stock
classified as Emerging Markets
Domestic Debt Portfolio -
Class I, Emerging Markets
Domestic Debt Portfolio -
Class A, Emerging Markets
Domestic Debt Portfolio -
Class L, Emerging Markets
Domestic Debt Portfolio -
Class IS, which have a par value
of $0.003 per share.

            FIFTH:  As increased, the total
number of shares of stock of all classes that the Corporation has authority to issue is sixty-three billion (63,000,000,000) shares of common stock, having an aggregate par value of sixty-eight million dollars ($68,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS

NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED





Active International
Allocation Portfolio
- Class I

500,000,000 shares

Active International
Allocation Portfolio
- Class A

1,000,000,000 shares

Active International
Allocation Portfolio
- Class L

500,000,000 shares

Advantage Portfolio
- Class I

500,000,000 shares

Advantage Portfolio
- Class A

1,000,000,000 shares

Advantage Portfolio
- Class L

500,000,000 shares

Advantage Portfolio
- Class IS

500,000,000 shares

Asian Equity
Portfolio - Class I

500,000,000 shares

Asian Equity
Portfolio - Class A

1,000,000,000 shares

Asian Equity
Portfolio - Class L

500,000,000 shares

Emerging Markets
Domestic Debt
Portfolio - Class I+

500,000,000 shares

Emerging Markets
Domestic Debt
Portfolio -
Class A+

1,000,000,000 shares

Emerging Markets
Domestic Debt
Portfolio -
Class L+

500,000,000 shares

Emerging Markets
Domestic Debt
Portfolio -
Class IS+

500,000,000 shares

Emerging Markets
External Debt
Portfolio - Class I

500,000,000 shares

Emerging Markets
External Debt
Portfolio - Class A

1,000,000,000 shares

Emerging Markets
External Debt
Portfolio - Class L

500,000,000 shares

Emerging Markets
External Debt
Portfolio - Class IS

500,000,000 shares

Emerging Markets
Leaders Portfolio -
Class I

500,000,000 shares

Emerging Markets
Leaders Portfolio -
Class A

1,000,000,000 shares

Emerging Markets
Leaders Portfolio -
Class L

500,000,000 shares

Emerging Markets
Leaders Portfolio -
Class IS

500,000,000 shares

Emerging Markets
Portfolio - Class I

500,000,000 shares

Emerging Markets
Portfolio - Class A

1,000,000,000 shares

Emerging Markets
Portfolio - Class L

500,000,000 shares

Emerging Markets
Portfolio - Class IS

500,000,000 shares

Frontier Emerging
Markets Portfolio -
Class I

500,000,000 shares

Frontier Emerging
Markets Portfolio -
Class A

1,000,000,000 shares

Frontier Emerging
Markets Portfolio -
Class L

500,000,000 shares

Global Advantage
Portfolio - Class I

500,000,000 shares

Global Advantage
Portfolio - Class A

1,000,000,000 shares

Global Advantage
Portfolio - Class L

500,000,000 shares

Global Discovery
Portfolio - Class I

500,000,000 shares

Global Discovery
Portfolio - Class A

1,000,000,000 shares

Global Discovery
Portfolio - Class L

500,000,000 shares

Global Franchise
Portfolio - Class I

500,000,000 shares

Global Franchise
Portfolio - Class A

1,000,000,000 shares

Global Franchise
Portfolio - Class L

500,000,000 shares

Global Insight
Portfolio - Class I

500,000,000 shares

Global Insight
Portfolio - Class A

500,000,000 shares

Global Insight
Portfolio - Class L

500,000,000 shares

Global Opportunity
Portfolio - Class I

500,000,000 shares

Global Opportunity
Portfolio - Class A

1,000,000,000 shares

Global Opportunity
Portfolio - Class L

500,000,000 shares

Global Opportunity
Portfolio - Class IS

500,000,000 shares

Global Quality
Portfolio - Class I

500,000,000 shares

Global Quality
Portfolio - Class A

500,000,000 shares

Global Quality
Portfolio - Class L

500,000,000 shares

Global Quality
Portfolio - Class IS

500,000,000 shares

Global Real Estate
Portfolio - Class I

500,000,000 shares

Global Real Estate
Portfolio - Class A

1,000,000,000 shares

Global Real Estate
Portfolio - Class L

500,000,000 shares

Global Real Estate
Portfolio - Class IS

500,000,000 shares

Growth Portfolio -
Class I

500,000,000 shares

Growth Portfolio -
Class A

1,000,000,000 shares

Growth Portfolio -
Class L

500,000,000 shares

Growth Portfolio -
Class IS

500,000,000 shares

Insight Portfolio -
Class I

500,000,000 shares

Insight Portfolio -
Class A

500,000,000 shares

Insight Portfolio -
Class L

500,000,000 shares

International
Advantage Portfolio
- Class I

500,000,000 shares

International
Advantage Portfolio
- Class A

1,000,000,000 shares

International
Advantage Portfolio
- Class L

500,000,000 shares

International Equity
Portfolio - Class I

500,000,000 shares

International Equity
Portfolio - Class A

1,000,000,000 shares

International Equity
Portfolio - Class L

500,000,000 shares

International Equity
Portfolio - Class IS

500,000,000 shares

International
Opportunity Portfolio
- Class I

500,000,000 shares

International
Opportunity Portfolio
- Class A

1,000,000,000 shares

International
Opportunity Portfolio
- Class L

500,000,000 shares

International
Opportunity Portfolio
- Class IS

500,000,000 shares

International Real
Estate Portfolio -
Class I

500,000,000 shares

International Real
Estate Portfolio -
Class A

500,000,000 shares

International Real
Estate Portfolio -
Class H

500,000,000 shares

International Real
Estate Portfolio -
Class L

500,000,000 shares

International Real
Estate Portfolio -
Class IS

500,000,000 shares

International Small
Cap Portfolio -
Class I

1,000,000,000 shares

International Small
Cap Portfolio -
Class A

1,000,000,000 shares

International Small
Cap Portfolio -
Class L

500,000,000 shares

Multi-Asset Portfolio
- Class I

500,000,000 shares

Multi-Asset Portfolio
- Class A

1,000,000,000 shares

Multi-Asset Portfolio
- Class L

500,000,000 shares

Opportunity Portfolio
- Class I

500,000,000 shares

Opportunity Portfolio
- Class A

1,000,000,000 shares

Opportunity Portfolio
- Class L

500,000,000 shares

Opportunity Portfolio
- Class IS

500,000,000 shares

Select Global
Infrastructure Portfolio
- Class I

500,000,000 shares

Select Global
Infrastructure Portfolio
- Class A

1,000,000,000 shares

Select Global
Infrastructure Portfolio
- Class L

500,000,000 shares

Select Global
Infrastructure Portfolio
- Class IS

500,000,000 shares

Small Company
Growth Portfolio -
Class I

500,000,000 shares

Small Company
Growth Portfolio -
Class A

1,000,000,000 shares

Small Company
Growth Portfolio -
Class L

500,000,000 shares

Small Company
Growth Portfolio -
Class IS

500,000,000 shares

Total Emerging
Markets Portfolio -
Class I

500,000,000 shares

Total Emerging
Markets Portfolio -
Class A

1,000,000,000 shares

Total Emerging
Markets Portfolio -
Class L

500,000,000 shares

U.S. Real Estate
Portfolio - Class I

500,000,000 shares

U.S. Real Estate
Portfolio - Class A

1,000,000,000 shares

U.S. Real Estate
Portfolio - Class L

500,000,000 shares

U.S. Real Estate
Portfolio - Class IS

500,000,000 shares

Total

63,000,000,000 shares



+ The par value of all shares of
common stock of all portfolios
and classes that the Corporation
has authority to issue is $0.001
per share, with the exception of
the shares of common stock
classified as Emerging Markets
Domestic Debt Portfolio -
Class I, Emerging Markets
Domestic Debt Portfolio -
Class A, Emerging Markets
Domestic Debt Portfolio -
Class L and Emerging Markets
Domestic Debt Portfolio -
Class IS, which have a par value
of $0.003 per share.

            SIXTH:  The aggregate number
of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law, and the shares of Emerging Markets Leaders Portfolio
- Class I, Emerging Markets Leaders Portfolio
- Class A, Emerging Markets Leaders
Portfolio - Class L and Emerging Markets
Leaders Portfolio - Class IS have been
classified and designated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.


[SIGNATURE PAGE FOLLOWS]




IN WITNESS WHEREOF, the
Corporation has caused these Articles
Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 14th day of November, 2014.


MORGAN STANLEY
INSTITUTIONAL FUND, INC.






By:

/s/ John H.
Gernon__________________________
John H. Gernon
President







ATTEST:


/s/ Mary E. Mullin

Mary E. Mullin

Secretary


            THE UNDERSIGNED,
President of MORGAN STANLEY
INSTITUTIONAL FUND, INC., who executed
on behalf of the Corporation the foregoing
Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.



/s/ John H. Gernon

John H. Gernon

President